CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-62371.

\s\ Arthur Andersen LLP
New York, New York
March 28, 2001